                                    FORM N-14

    As filed with the Securities and Exchange Commission on January 23, 2003
                        Securities Act File No. __-_____

                  ___________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                         Pre-Effective Amendment No. / /
                        Post-Effective Amendment No. / /

                           SELIGMAN GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 100 Park Avenue
                            New York, New York 10017

               (Address of Principal Executive Offices) (Zip Code)

                                (212) 850-1864 or
                                 (800) 221-2450
                  (Registrant's Area Code and Telephone Number)

                          Lawrence P. Vogel, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                 With a copy to:

                            Donald R. Crawshaw, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                               New York, NY 10004

                             ______________________

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

                  ___________________________________________

 REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A
  FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT
    SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
 EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a),
                                 MAY DETERMINE.

                  ___________________________________________

 Title of Securities Being Registered: Common Stock, $1.00 par value per share.
      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment
                        Company Act of 1940, as amended.

This Registration Statement contains the following pages and documents:

       Front Cover

       Contents Page

       Letter to Shareholders

       Q & A

       Notice of Special Meeting

       Part A - Proxy Statement/Prospectus

       Part B - Statement of Additional Information

       Part C - Other Information

       Signature Page

       Exhibits

                          SELIGMAN TAX-AWARE FUND, INC.

                                 100 Park Avenue
                            New York, New York 10017
                                 (800) 221-2450
                                    [ ], 2003

Dear Shareholder:

     The Board of Directors of Seligman Tax-Aware Fund, Inc. (the "Tax-Aware Fund") has called a Special Meeting of Shareholders, scheduled to be held at [10:00] a.m., local time, on April 22, 2003 at the offices of the Tax-Aware Fund at 100 Park Avenue, New York, New York 10017 (the "Special Meeting").

     The Board of Directors of the Tax-Aware Fund has approved the acquisition of the assets of the Tax-Aware Fund by the Seligman Growth Fund, Inc. (the "Growth Fund," and together with the Tax-Aware Fund, the "Funds"), pursuant to an Agreement and Plan of Acquisition and Liquidation (the "Transaction"). The Growth Fund is also managed by your Fund's investment advisor, J. & W. Seligman & Co. Incorporated.

     If approved by shareholders, you would become a shareholder of the Growth Fund on the date that the Transaction occurs. It is anticipated that you would realize a significant reduction in gross annual operating expenses (net annual operating expenses would also decrease) paid on your investment, as a shareholder of the Growth Fund. The Growth Fund's investment objective is long-term capital appreciation, while the Tax-Aware Fund seeks long-term capital appreciation consistent with maximizing after-tax returns. There are certain differences in the investment policies and restrictions of the Funds that are discussed in the attached Proxy Statement/Prospectus. As a result of the proposed Transaction, Growth Fund shares will be issued in exchange for Tax-Aware Fund shares and you will receive the same class of shares of the Growth Fund in an amount corresponding to the net asset value of your shares of the Tax-Aware Fund.

     You are being asked to vote to approve the Transaction, which would result in the acquisition of the assets of the Tax-Aware Fund by the Growth Fund. A Proxy Statement/Prospectus that describes the proposed Transaction and compares the policies and expenses of each of the Funds is enclosed for your evaluation.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE TAX-AWARE FUND UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

     We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN [ ], 2003.

     The Tax-Aware Fund has retained Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from a Georgeson representative reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        [manual signature]

                                        [name]
                                        [title]

                                                                 [       ], 2003


                          SELIGMAN TAX-AWARE FUND, INC.

                   Important Information For Fund Shareholders

     While we urge you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:        WHAT IS HAPPENING?

A: You are being asked to vote to approve the acquisition of the assets of the Seligman Tax-Aware Fund, Inc. (the "Tax-Aware Fund") by the Seligman Growth Fund, Inc. (the "Growth Fund" and together with the Tax-Aware Fund, the "Funds") in a tax-free exchange of shares for federal income tax purposes (the "Transaction"). The Transaction would be effected pursuant to an Agreement and Plan of Acquisition and Liquidation (the "Plan") whereby the assets and liabilities of the Tax-Aware Fund would be acquired by the Growth Fund and the Tax-Aware Fund would subsequently be liquidated. If the Transaction is approved and completed, you would no longer be a shareholder of the Tax-Aware Fund, but would become a shareholder of the Growth Fund, holding the same class of shares you held of the Tax-Aware Fund prior to completion of the Transaction. The Growth Fund is also managed by J. &
          W. Seligman & Co. Incorporated, your fund's investment advisor (the "Manager").

Q:        WHAT ARE THE DIFFERENCES BETWEEN THE TAX-AWARE FUND AND THE GROWTH
          FUND?

A: The Tax-Aware Fund seeks long-term capital appreciation consistent with maximizing after-tax returns, while the Growth Fund's investment objective is long-term capital appreciation. In pursuing its investment objective, the Tax-Aware Fund uses quantitative techniques and benchmark weightings to a greater extent than the Growth Fund. Also, the Growth Fund has a different portfolio management team. There may be certain other differences since, although the Funds have a number of common investments, the Growth Fund does not use a tax-aware management strategy in managing its portfolio. Further, although this has not been the case in recent times, the Growth Fund may have a higher portfolio turnover rate than the Tax-Aware Fund, increasing the risk of adverse tax consequences due to an increase in short-term capital gains. In addition, the management fees for the Funds are calculated in different ways. The fee rate for the Growth Fund declines at various levels of the Growth Fund's average daily net assets, whereas the Tax-Aware Fund's fee rate is determined according to a "fulcrum fee" calculation, in which the rate is adjusted according to the Tax-Aware Fund's performance relative to its benchmark index.

Q:        WILL THE FEES ASSESSED TO SHAREHOLDERS INCREASE?

A: No. If the Transaction is approved, average annual operating expenses (net of waivers and reimbursements) paid by you are expected to decrease. In this regard, the Manager's contractual reimbursement of "other expenses" with respect to the Tax-Aware Fund has been reduced as of November 1, 2002, so that "other expenses" are being reimbursed to the extent they exceed 1.00% (rather than 0.50%) of average daily net assets. Before waivers and reimbursements, average annual operating expenses on your investment are expected to be significantly lower as a result of the Transaction, decreasing from 3.35% of average daily net assets to 1.41% of average daily net assets for Class A shares and from 4.10% of average daily net assets to 2.17% of average daily net assets for Class B, Class C and Class D shares. After waivers and reimbursements, average annual operating expenses are expected to be lower, decreasing from 2.17% of average daily net assets to 1.41% of average daily net assets for Class A shares and from 2.92% of average daily net assets (for the fiscal year ended October 2002) to 2.17% of average daily net assets for Class B, Class C and Class D shares. Average annual operating expenses noted above for the Tax-Aware Fund are based on the Tax-Aware Fund's expenses as of the fiscal year ended October 31, 2002, excluding organizational costs expensed during that fiscal year. See "Expense Table."

Q:        WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The proposed Transaction is intended to result in what are expected to be overall lower gross expenses and lower net expenses, as noted above. The Transaction is also desirable because of the inability of the Tax-Aware Fund to attract investors and build an investment portfolio that can effectively pursue the Tax-Aware Fund's investment objective at a reasonable cost to shareholders. The Growth Fund, which is a much larger fund, has built an investment portfolio that can more fully implement its objective of long-term capital appreciation at a more reasonable cost to shareholders. The Growth Fund has a number of investments in common with the Tax-Aware Fund and also has the same investment advisor and other service providers. The following pages give you additional information on the proposed Transaction on which you are being asked to vote.

Q:        WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: For federal income tax purposes, no gain or loss will be recognized by the shareholders of the Tax-Aware Fund as a result of the Transaction. For a more detailed discussion of the federal income tax consequences, see page [ ] under "Tax Considerations."

Q:        WHAT HAPPENS IF THE TRANSACTION IS NOT APPROVED?

A: If the Transaction is not approved, you will continue to be a shareholder of the Tax-Aware Fund and the Board of Directors will consider other possible courses of action, including resubmitting the Transaction proposal, or a proposal to liquidate the Tax-Aware Fund, to shareholders.

Q:        HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE TAX-AWARE FUND, INCLUDING THOSE DIRECTORS WHO ARE NOT

          AFFILIATED WITH THE TAX-AWARE FUND OR THE MANAGER, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Q:        WHOM DO I CALL FOR MORE INFORMATION?

A:        Please call Georgeson Shareholder Communications Inc., the Tax-Aware
          Fund's proxy solicitor, at [      ].

Q:        HOW CAN I VOTE MY SHARES?

A:        Please choose one of the following options to vote your shares:

               .    By mail, with the enclosed proxy card; or

               .    In person at the special meeting.

Q:        WILL MY FUND PAY FOR THIS PROXY SOLICITATION?

A:        No.  The Manager will bear these costs.

                          SELIGMAN TAX-AWARE FUND, INC.

                                 100 Park Avenue
                            New York, New York 10017
                                 (800) 221-2450

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          SCHEDULED FOR APRIL 22, 2003

To the Shareholder:

     A Special Meeting of Shareholders of the Seligman Tax-Aware Fund, Inc. (the "Tax-Aware Fund"), is scheduled for April 22, 2003 at [10:00] a.m., local time, at the offices of the Tax-Aware Fund at 100 Park Avenue, New York, New York 10017 (the "Special Meeting").

     At the Special Meeting, you will be asked to consider the following:

     To approve the acquisition of the assets of the Tax-Aware Fund by the Seligman Growth Fund, Inc. (the "Growth Fund") pursuant to an Agreement and Plan of Acquisition and Liquidation providing for (a) the transfer of all of the Tax-Aware Fund's assets to the Growth Fund in exchange for shares of the Growth Fund and the assumption by the Growth Fund of all of the Tax-Aware Fund's liabilities, (b) the distribution of such shares of the Growth Fund to shareholders of the Tax-Aware Fund, and (c) the subsequent liquidation of the Tax-Aware Fund; and

     To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THIS PROPOSAL.

     Shareholders of record at the close of business on January 31, 2003, are entitled to notice of, and to vote at, the Special Meeting and any adjournment or adjournments thereof. Your prompt attention to the accompanying Proxy Statement/Prospectus will help to avoid the expense of further solicitation. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Special Meeting and voting in person. If you are present at the meeting, you may change your vote, if desired, at that time.

     By Order of the Board of Directors

                                         [manual signature]
                                         Frank J. Nasta
                                         Secretary

[       ], 2003

                                   PRELIMINARY
                           PROXY STATEMENT/PROSPECTUS
                                   [__], 2003

                                 PROXY STATEMENT
                          SELIGMAN TAX-AWARE FUND, INC.

                                 100 Park Avenue
                            New York, New York 10017
                                 (800) 221-2450

                                   PROSPECTUS
                           SELIGMAN GROWTH FUND, INC.

                                 100 Park Avenue
                            New York, New York 10017
                                 (800) 221-2450

                         SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 22, 2003

                                  INTRODUCTION

         This Proxy Statement/Prospectus provides you with information about a proposed transaction relating to the Seligman Tax-Aware Fund, Inc. (the "Tax-Aware Fund"). If this transaction (the "Transaction") is approved by shareholders, you would become a shareholder of Seligman Growth Fund, Inc. (the "Growth Fund" and together with the Tax-Aware Fund, the "Funds"), and you would receive the same class of shares of the Growth Fund corresponding to your shares of the Tax-Aware Fund having an aggregate value equal to the aggregate value of the shares you held of the Tax-Aware Fund, as of the close of business on the day of the closing of the Transaction.

         This Proxy Statement/Prospectus is being furnished to shareholders of the Tax-Aware Fund for use at a Special Meeting of Shareholders to be held on April 22, 2003 at [10:00] a.m. at the offices of the Tax-Aware Fund located at 100 Park Avenue, New York, New York 10017 or any adjournments thereof (the "Special Meeting"). At the Special Meeting, you are being asked to vote on the Transaction. The Transaction would be accomplished pursuant to an Agreement and Plan of Acquisition and Liquidation (the "Plan") for the Tax-Aware Fund. At the Special Meeting, you will also be asked to consider such other business as may properly come before the Special Meeting and any adjournments thereof. Because you, as a shareholder of the Tax-Aware Fund, are being asked to approve transactions that will result in your becoming a shareholder of the Growth Fund, this Proxy Statement also serves as a Prospectus for the Growth Fund.

         This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Growth Fund that you should know before investing. This Proxy Statement/Prospectus is expected to first be sent to shareholders on or about [__], 2003. Accompanying this Proxy Statement/Prospectus as Appendix A is a form of the Plan for the proposed Transaction.

         The following documents, which contain important information regarding the Growth Fund, are incorporated by reference into this Proxy
Statement/Prospectus and accompany this Proxy Statement/Prospectus:

         . The Prospectus for the Growth Fund, dated May 1, 2002, and a supplement thereto dated November 1, 2002; and

         . The Annual Report of the Growth Fund for the fiscal year ended December 31, 2002.

         The following documents, which contain important information regarding the Growth Fund and the Tax-Aware Fund, are also incorporated by reference into this Proxy Statement/Prospectus and are available upon request without charge by writing to either of the Funds at the address listed on the cover page of this Proxy Statement/Prospectus or by calling (800) 221-2450:

         .     The Statement of Additional Information, dated [      ], 2003,
               relating to this Proxy Statement/Prospectus;

         . The Statement of Additional Information for the Growth Fund, dated May 1, 2002, and a supplement thereto dated November 1, 2002;

         . The Prospectus and Statement of Additional Information for the Tax-Aware Fund, each dated March 1, 2002, and a supplement thereto dated January 16, 2003; and

         . The Annual Report of the Tax-Aware Fund for the fiscal year ended October 31, 2002.

         The Growth Fund and the Tax-Aware Fund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance therewith file reports and other information including proxy material, reports and charter material. You can copy and review information about the Tax-Aware Fund and the Growth Fund (including each Statement of Additional Information) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         AN INVESTMENT IN THE GROWTH FUND OR THE TAX-AWARE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                TABLE OF CONTENTS

APPROVAL OF THE PLAN ............................................................................     4

        Summary .................................................................................     4
        Risk Factors ............................................................................     7
        Comparison of Investment Objectives, Principal Investment Strategies and
         Other Policies .........................................................................     8
        Expense Table ...........................................................................    11
        Examples ................................................................................    13
        Investment Advisor and Advisory Agreements ..............................................    14
        Investment Personnel of the Growth Fund .................................................    15
        Interest of the Manager in the Transaction ..............................................    15
        Performance of the Funds ................................................................    15
        Information About the Transaction .......................................................    16
        Tax Considerations ......................................................................    19
        Description of Securities to be Issued ..................................................    19
        Capitalization ..........................................................................    20
        Expenses of the Transaction .............................................................    20
        Additional Information About the Growth Fund ............................................    21
        Information on Shareholders' Rights .....................................................    21


General Information .............................................................................    22

APPENDIX A Form of Agreement and Plan of Acquisition and Liquidation ............................     1

APPENDIX B ......................................................................................     1

                              APPROVAL OF THE PLAN

                                     SUMMARY

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT/ PROSPECTUS, THE PLAN (THE FORM OF WHICH IS ATTACHED AS APPENDIX A), THE PROSPECTUS OF THE TAX-AWARE FUND, AS SUPPLEMENTED, THE STATEMENT OF ADDITIONAL INFORMATION OF THE TAX-AWARE FUND, AS SUPPLEMENTED THE PROSPECTUS OF THE GROWTH FUND, AS SUPPLEMENTED, AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE GROWTH FUND, AS SUPPLEMENTED.

         THE PROPOSED TRANSACTION. On January 16, 2003, the Board of Directors of the Tax-Aware Fund approved the Transaction, which would result in the acquisition of the assets of the Tax-Aware Fund by the Growth Fund pursuant to an Agreement and Plan of Acquisition and Liquidation (the "Plan"). Pursuant to the Plan and subject to shareholder approval, you would become a shareholder of the Growth Fund after the Transaction. The Growth Fund is a separate Fund within the Seligman Group managed by J. & W. Seligman & Co. Incorporated (the "Manager"), who also is the investment advisor of the Tax-Aware Fund.

         The Transaction is expected to be effective as soon as practicable following the Special Meeting (the "Closing"), assuming that shareholders approve the Transaction. As a result of the Transaction, you will become a shareholder of the same class of shares of the Growth Fund and would hold, immediately after the Closing, shares of the Growth Fund having an aggregate value equal to the aggregate value of the shares you held of the Tax-Aware Fund, as of the close of business on the day of the Closing.

         For the reasons set forth below under "Reasons for the Transaction," the Board of Directors of the Tax-Aware Fund, including the Directors who are not "interested persons," as that term is defined in the 1940 Act, has unanimously concluded that the Transaction would be in the best interests of shareholders of the Tax-Aware Fund and that the interests of existing Tax-Aware Fund shareholders would not be diluted as a result of the Transaction. The Board of Directors has therefore submitted the Transaction for approval by the Tax-Aware Fund shareholders. The Board of Directors of the Growth Fund, including the Directors who are not "interested persons," as that term is defined in the 1940 Act, has unanimously concluded that the Transaction would be in the best interests of the shareholders of the Growth Fund and that the interests of existing Growth Fund shareholders would not be diluted as a result of the Transaction, and approved the Transaction with respect to the Growth Fund. The Transaction has not been submitted for approval by Growth Fund shareholders.

         In considering whether to approve the Transaction, you should note that:

         INVESTMENT OBJECTIVES. The Tax-Aware Fund seeks long-term capital appreciation consistent with maximizing after-tax returns, while the Growth Fund's investment objective is long-term capital appreciation.

         INVESTMENT STRATEGIES. There are some differences in the investment strategies of the Tax-Aware Fund and the Growth Fund. To achieve their investment objectives, the Tax-Aware Fund and the Growth Fund invest primarily in common stocks of large U.S. companies, using both quantitative and fundamental analysis, although the Tax-Aware Fund uses quantitative techniques and benchmark weightings to a greater extent in its investment strategy. Although both Funds' investments favor stocks with longer-term growth prospects and de-emphasize or avoid stocks that pay a dividend and both Funds' investments are intended to be diversified as to company and industry, the Growth Fund does not use a tax-aware investment strategy in managing its portfolio and maximizing after-tax returns is not an objective of the Growth Fund. Further, although this has not been the case in recent times, the Growth Fund may have a higher portfolio turnover rate than the Tax-Aware Fund, increasing the risk of adverse tax consequences due to an increase in short-term capital gains.

         CLASSES OF SHARES. The Tax-Aware Fund and the Growth Fund each have the following classes of shares: Class A, Class B, Class C and Class D shares. After the proposed Transaction, you will receive the same class of shares of the Growth Fund corresponding to your shares of the Tax-Aware Fund having an aggregate value equal to the aggregate value of the shares you held of the Tax-Aware Fund, as of the close of business on the day of the Closing.

         The terms of each class of shares of both Funds are the same and include those set forth below:

Class A:
         .     Initial sales charge on Fund purchases of up to 4.75% as a percentage of the amount paid for shares.
         .     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

Class B:
         .     No initial sales charge on purchases.
         .     A declining contingent deferred sales charge ("CDSC") (from 5%)
               on shares sold within 6 years of purchase.
         .     Annual 12b-1 fee (for distribution and shareholder services) of
               1.00%.
         .     Automatic conversion to Class A shares approximately eight years after purchase.

Class C:
         .     Initial sales charge on Fund purchases of up to 1.00% as a percentage of the amount paid for shares.
         .     A 1% CDSC on shares sold within eighteen months of purchase.
         .     Annual 12b-1 fee (for distribution and shareholder services) of
               1.00%.

Class D:
         .     No initial sales charge on purchases.
         .     A 1% CDSC on shares sold within one year of purchase.

         Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows each class of shares described above to pay 12b-1 fees in connection with the distribution of its shares and/or for providing services to shareholders. Because 12b-1 fees are paid out of each class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges. For each class of shares, there will be no initial sales charge or CDSC on reinvested dividends or capital gain distributions. Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at Seligman Data Corp. (each Fund's shareholder service agent), or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program. The Growth Fund also offers Class I shares. Class I shares are not subject to any initial sales charge, CDSC or distribution expense, however, Class I shares are only offered to certain "qualified tuition programs" and certain employee benefit plans offered to employees of the Manager and its affiliates.

         VALUE OF INVESTMENT. The value of your investment in the Tax-Aware Fund immediately before the proposed Transaction will be the same as the value of your investment in the Growth Fund immediately after the proposed Transaction. Thereafter, however, the value of your investment in the Growth Fund will fluctuate based on the investment performance of the Growth Fund.

         FUND OPERATING EXPENSES. Following the proposed Transaction, average annual operating expenses (net of waivers and reimbursements) paid by you are expected to decrease. In this regard, the Manager's contractual reimbursement of "other expenses" with respect to the Tax-Aware Fund has been reduced as of November 1, 2002, so that "other expenses" are being reimbursed to the extent they exceed 1.00% (rather than 0.50%) of average daily net assets. Before waivers and reimbursements, average annual operating expenses on your investment are expected to be significantly lower as a result of the Transaction, decreasing from 3.35% of average daily net assets to 1.41% of average daily net assets for Class A shares and from 4.10% of average daily net assets to 2.17% of average daily net assets for Class B, Class C and Class D shares. After waivers and reimbursements, average annual operating expenses are expected to be lower, decreasing from 2.17% of average daily net assets to 1.41% of average daily net assets for Class A shares and from 2.92% of average daily net assets (for the fiscal year ended October 2002) to 2.17% of average daily net assets for Class B, Class C and Class D shares. Average annual operating expenses noted above for the Tax-Aware Fund are based on the Tax-Aware Fund's expenses as of the fiscal year ended October 31, 2002, excluding organizational costs expensed during that fiscal year. See "Expense Table."

         PURCHASES. The Growth Fund and the Tax-Aware Fund have the same policies with respect to purchasing shares. To make an initial investment in either Fund, an investor should contact their financial advisor or complete an account application. The required minimum initial investments are $1,000 for regular (non-retirement) accounts, although accounts opened concurrently with Invest-A-Check(R) have lower minimums.

         Additional shares may be purchased through an authorized dealer, through an investor's financial advisor or by mailing a check to the Funds' shareholder service agent. Subsequent purchases must be for $100 or more. Each Fund also offers the following account services to make additional investments:

         .     Invest-A-Check(R)

         .     Automatic Dollar-Cost-Averaging

         .     Automatic CD Transfer

         .     Dividends From Other Investments

         .     Direct Deposit

         .     Seligman Time Horizon Matrix(SM)

         .     Seligman Harvester(SM)PATENT PENDING

         Shares of the Tax-Aware Fund are no longer available for purchase, effective as of January 24, 2003. The account services listed above will be automatically transferred to your account with the Growth Fund after the closing of the Transaction. For more information regarding the respective Funds' share purchase policies and account services, see the Prospectuses and Statements of Additional Information of the Funds.

         REDEMPTIONS. The Growth Fund and the Tax-Aware Fund have the same policies with respect to redeeming shares. Shares of the Funds may be redeemed by phone, through an authorized dealer or an investor's financial advisor, or by mail. The Funds require a signature guarantee for certain requests by mail. The Funds may close an account if its value falls below $500 (although generally not as a result of market decline). Redemptions may also be effected through each Fund's Systematic Withdrawal Plan.

         Redemptions of Tax-Aware Fund shares may be effected until the close of business the day immediately prior to the Closing. Such redemptions will not be subject to a CDSC, if otherwise applicable. For more information regarding the respective Funds' redemption policies and important policies that may affect a shareholder's account, see the Prospectuses and Statements of Additional Information of the Funds.

         EXCHANGES. Exchanges of Tax-Aware Fund shares may be effected until the close of business the day immediately prior to the Closing. Following the Transaction, shares of the Growth Fund may be exchanged for shares of the same class of other funds within the Seligman Group, which are the same funds presently available to shareholders of the Tax-Aware Fund for exchanges. Exchanges will be made at each fund's respective net asset value. If shareholders exchange into a new fund, they must exchange enough to meet the new fund's minimum initial investment.

         For more information regarding the respective Funds' exchange policies and a list of funds available for exchange, see the Prospectuses and Statements of Additional Information of the Funds.

         DISTRIBUTIONS. Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains. Dividends and capital gain distributions will be reinvested, unless otherwise requested.

         For more information regarding the respective Funds' distribution policies, see the Prospectuses and Statements of Additional Information of the Funds.

         TAX CONSIDERATIONS. For federal income tax purposes, no gain or loss will be recognized by the shareholders of the Tax-Aware Fund as a result of the Transaction. For a more detailed discussion of the federal income tax consequences, see page [ ] under "Tax Considerations."

         Approval of the Transaction requires the affirmative vote of the majority of the outstanding voting securities of the Tax-Aware Fund, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the Tax-Aware Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Tax-Aware Fund, without regard to class.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE TRANSACTION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE TRANSACTION.

                                  RISK FACTORS

         Because the Tax-Aware Fund and the Growth Fund both seek long-term capital appreciation (although the Tax-Aware Fund also seeks to maximize after-tax returns), certain of the risks of investing in the Growth Fund are similar to the risks of investing in the Tax-Aware Fund. An investment in either Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. The main risk of an investment in either Fund is that stock prices fluctuate and you may experience a decline in the value of your investment and you could lose money. The principal investment risks for the Growth Fund are set forth below. See the Prospectuses of the respective Funds for a complete discussion of the risks of investing in either Fund.

         The Growth Fund. The principal risks of investing in the Growth Fund are:

         The Growth Fund's performance may be affected by the broad investment environment in the U.S. or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

         The Growth Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Growth Fund may, however, invest a substantial percentage of its assets in certain industries believed to offer good investment opportunities. If an industry in which the Growth Fund is invested falls out of favor, the Growth Fund's performance may be negatively affected.

         Foreign securities or illiquid securities in the Growth Fund's portfolio involve higher risk and may subject the Growth Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

         The Growth Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Growth Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Growth Fund due to an increase in short-term capital gains.

         The Tax-Aware Fund. The principal risks of investing in the Tax-Aware Fund include: market risk, risk that redemptions would compromise the Tax-Aware Fund's ability to maximize after-tax returns and minimize taxes, risk that managing the Tax-Aware Fund to maximize after-tax returns may potentially have a negative effect on the Tax-Aware Fund's performance, foreign securities risk and derivatives risk.

         The primary differences in risks affecting the Funds is that the Growth Fund would not be managed to maximize after-tax returns and would not be subject, to the same extent as the Tax-Aware Fund, to risks associated with this strategy, but may be subject to additional risks associated with having a potentially higher portfolio turnover rate irrespective of tax considerations. Further, the Growth Fund may be subject to additional risk related to investing a substantial percentage of its assets in specific industries.

                      COMPARISON OF INVESTMENT OBJECTIVES,
               PRINCIPAL INVESTMENT STRATEGIES AND OTHER POLICIES

         The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Tax-Aware Fund and the Growth Fund. More information regarding the investment practices of the Tax-Aware Fund and the Growth Fund is available in the respective Funds' Statements of Additional Information, which may be obtained from the Funds at the address listed on the cover page of this Proxy Statement/Prospectus.

         INVESTMENT OBJECTIVE. The Tax-Aware Fund seeks long-term capital appreciation consistent with maximizing after-tax returns, while the Growth Fund's investment objective is long-term capital appreciation. There can be no assurance that either Fund will achieve its investment objective. Each Fund's investment objective may be changed only with shareholder approval.

         INVESTMENT STRATEGIES.

         The Growth Fund. To achieve its investment objective, the Growth Fund invests primarily in the common stock of large U.S. companies, selected for their growth prospects. The Manager chooses common stocks for the Growth Fund using both quantitative and fundamental analysis. This means the Manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. The Manager favors a low ratio of debt to total capital. In selecting individual securities for investment, the Manager then looks to identify large companies that it believes display one or more of the following:

         .     Proven track record
         .     Strong management
         .     Multiple product lines
         .     Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)
         .     Positive supply and demand outlook for its industry

         The Manager also looks at the forecasted earnings of a company to determine if it has the potential for above-average growth.

         The Growth Fund will generally sell a stock when the Manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

         The Growth Fund primarily invests in common stocks. However, the Growth Fund may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the Manager believes they offer opportunities for growth in capital value. In considering purchases and sales for the Growth Fund, the Manager seeks to provide an increase in future income (including both dividends and capital gains) to shareholders. In doing so, the Manager considers the prevailing market environment and the characteristics of growth stocks available for purchase by the Growth Fund. This may not, however, result in current dividend income. The Manager believes that, in the current environment, non-dividend paying stocks offer greater near- and intermediate-term growth potential and therefore, dividend paying stocks have been de-emphasized.

         The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Growth Fund generally does not invest a significant amount, if any, in illiquid or foreign securities.

         The Growth Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Growth Fund from achieving its objectives.

         The Tax-Aware Fund. To achieve its investment objective, the Tax-Aware Fund is actively managed using a bottom-up stock selection approach combined with a disciplined portfolio construction process. The Tax-Aware Fund will normally invest at least 65% of its total assets in a diversified portfolio of common stocks with attractive long term potential for appreciation. The Tax-Aware Fund can invest in any industry and expects to hold a broadly diversified portfolio across several industries.

         The Tax-Aware Fund will attempt to outperform its benchmark, the Russell 1000 Growth Index, on an after-tax basis. (The index is an unmanaged index that measures the performance of companies with higher price-to-book and forecasted growth values within the 1,000 largest U.S. companies, as measured by the Frank Russell Company.) The Tax-Aware Fund will primarily invest in stocks of companies with market capitalizations within the range of those companies in the Index, which as of December 31, 2002 ranged from a low of approximately $194 million to a high of $276 billion. The Manager combines proprietary quantitative and qualitative approaches combined with portfolio construction techniques in pursuing the Tax-Aware Fund's investment objective. The investment strategy has three main components: (1) security selection; (2) portfolio construction; and
(3) a qualitative overlay.

         As part of its investment strategy, the Tax-Aware Fund may purchase American Depositary Receipts, which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer.

         The Tax-Aware Fund may, in certain circumstances, take positions in derivatives as part of its investment strategy, including options, to hedge portfolio risks, for cash management purposes, to increase returns, and for tax-management purposes. The Tax-Aware Fund's derivatives may be based on specific stocks or on market indices, provided they are traded on options exchanges or over-the-counter markets with brokers-dealers or reputable financial institutions specializing in such transactions, who make markets in these options, or are participants in over-the-counter markets.

         The Tax-Aware Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Tax-Aware Fund from achieving its objective.

         INVESTMENT LIMITATIONS. The Tax-Aware Fund and the Growth Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. Each Fund has also adopted certain non-fundamental investment limitations, which may be changed by action of the Board of Directors without shareholder approval.

         Each Fund has substantially similar fundamental investment limitations with respect to: underwriting securities; industry concentration; investments in real estate; diversification; issuing senior securities and borrowing; lending; and purchasing or selling commodities or commodity contracts without registering as a commodity pool operator under the Commodity Exchange Act (in the case of the Growth Fund, it has a non-fundamental investment limitation that it may purchase commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool").

         With respect to borrowing, the Growth Fund also has a non-fundamental investment limitation that the Growth Fund may not borrow more than 15% of the value of its total assets.

         The Tax-Aware Fund has an additional fundamental investment limitation with respect to the pledge of any assets, except in connection with permitted borrowings. The Tax-Aware Fund also has a fundamental investment limitation similar to a non-fundamental investment limitation of the Growth Fund with respect to making investments for the purpose of exercising control or management.

         The Growth Fund has additional fundamental investment limitations with respect to: purchasing securities on margin; purchasing or holding securities of an issuer if, to the knowledge of the Fund, directors or officers of the Fund own specified amounts of such issuer; and dealing with directors or officers (or their firms) in the purchase or sale of securities of other issuers (except as broker).

         The Growth Fund also has a non-fundamental investment limitation with respect to selling securities "short."

         Each Fund has a substantially similar non-fundamental investment limitation with respect to purchasing securities of other investment companies in specific circumstances.

                                  EXPENSE TABLE

         The current expenses of the Tax-Aware Fund and estimated Pro Forma (combined) expenses after the proposed Transaction are shown in the following table. Expenses for the Tax-Aware Fund are annualized based upon the operating expenses incurred by the Tax-Aware Fund for the fiscal year ended October 31, 2002. Pro Forma expenses show estimated expenses of the Growth Fund for the fiscal year ending December 31, 2002 after giving effect to the proposed Transaction. Pro Forma numbers are estimated in good faith and are hypothetical. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

         The Tax-Aware Fund and the Growth Fund are subject to the sales load structure described in the table below. You will not pay any sales charge in connection with the Transaction.

         FEES AND EXPENSES
         (fees paid directly from your investment)

                                                                              Tax-Aware Fund                Growth Fund
                                                                              --------------                -----------
                                                                                                            (pro forma)
                                                                          Class A         Class B        Class A     Class B
                                                                          -------         -------        -------     -------
Shareholder Fees
----------------
Maximum Sales Charge (Load) .......................................      4.75%              5%          4.75%            5%
Maximum Sales Charge (Load) on Purchases (as a % of
    offering price) ...............................................      4.75%/(1)/      none           4.75%/(1)/    None
Maximum Deferred Sales Charge (Load) (as a % of
    original purchase price or current net asset value,
    whichever is less) ............................................      none/(1)/          5%          none/(1)/        5%


Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees ...................................................      0.92%/(2)/      0.92%/(2)/     0.70%         0.70%
Distribution and/or Service (12b-1) Fees ..........................      0.25            1.00           0.24          1.00
Other Expenses ....................................................      2.18            2.18           0.47          0.47
                                                                         ----------      ----------     ----------    -----
Total Annual Fund Operating Expenses ..............................      3.35            4.10           1.41          2.17
    Less:  Expense Reimbursement ..................................      1.18/(3)/       1.18/(3)/       N/A           N/A
                                                                         ----------      ----------     ----------    -----
Net Operating Expenses ............................................      2.17%           2.92%          1.41%         2.17%
                                                                         ==========      ==========     ==========    =====

                                                                          Tax-Aware Fund                 Growth Fund
                                                                          --------------                 -----------
                                                                                                         (pro forma)
                                                                         Class C         Class D     Class C      Class D
                                                                         -------         -------     -------      -------
Shareholder Fees
----------------
Maximum Sales Charge (Load) ........................................       2%              1%            2%           1%
Maximum Sales Charge (Load) on Purchases (as a % of
    offering price) ................................................       1%           none             1%        none
Maximum Deferred Sales Charge (Load) (as a % of
    original purchase price or current net asset value,
    whichever is less) .............................................       1%              1%            1%           1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees ....................................................    0.92%/(2)/      0.92%/(2)/    0.70%        0.70%
Distribution and/or Service (12b-1) Fees ...........................    1.00            1.00          1.00         1.00
Other Expenses .....................................................    2.18            2.18          0.47         0.47
                                                                        ----------      ----------    -----        -----
Total Annual Fund Operating Expenses ...............................    4.10            4.10          2.17         2.17
    Less:  Expense Reimbursement ...................................    1.18/(3)/       1.18/(3)/      N/A          N/A
                                                                        ----------      ----------    -----        -----
Net Operating Expenses .............................................    2.92%           2.92%         2.17%        2.17%
                                                                        ==========      ==========    =====        =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

/(2)/ Since May 31, 2002, this management fee has been subject to monthly increases or decreases by as much as 0.50% from its base rate of 1.00% based on the after-tax investment performance of the Tax-Aware Fund versus the performance of the Russell 1000 Growth Index (without any adjustment for taxes) over the previous twelve months. As a result, the most the Tax-Aware Fund could pay the Manager is 1.50% of its average daily net assets, and the least is 0.50%. As of October 31, 2002 and based upon the performance of the Tax-Aware Fund in relation to the Russell 1000 Growth Index over the previous twelve months, the management fee was equal to 0.92% of the Tax-Aware Fund's average daily net assets. For a more detailed discussion of the calculations of the Tax-Aware Fund's management fee, see page [ ] under "Investment Advisor and Advisory Agreements."

/(3)/ Until October 31, 2002, the Manager had contractually undertaken to reimburse the Tax-Aware Fund's "other expenses" to the extent they exceeded 0.50% per annum of average daily net assets. Beginning November 1, 2002 through October 31, 2004, the Manager has contractually undertaken to reimburse the Tax-Aware Fund's "other expenses" to the extent they exceed 1.00% per annum of average daily net assets. "Other expenses" excludes organizational costs expensed during the year ended October 31, 2002 because they were a one-time cost incurred in connection with the commencement of the Tax-Aware Fund.

         As shown in the tables above, if the Transaction is approved, average annual operating expenses (net of waivers and reimbursements) paid by you are expected to decrease. In this regard, the Manager's contractual reimbursement of "other expenses" with respect to the Tax-Aware Fund has been reduced as of November 1, 2002, so that "other expenses" are being reimbursed to the extent they exceed 1.00% (rather than 0.50%) of average daily net assets. Before waivers and reimbursements, average annual operating expenses on your investment are expected to be significantly lower as a result of the Transaction, decreasing from 3.35% of average daily net assets to 1.41% of average daily net assets for Class A shares and from 4.10% of average daily net assets to 2.17% of average daily net assets for Class B, Class C and Class D shares. After waivers and reimbursements, average annual operating expenses are expected to be lower, decreasing from 2.17% of average daily net assets to 1.41% of average daily net assets for Class A shares and from 2.92% of average daily net assets (for the fiscal year ended October 2002) to 2.17% of average daily net assets for Class B, Class C and Class D shares. Neither the Growth Fund nor the Tax-Aware Fund charges any redemption fees, exchange fees, or sales charges on reinvested dividends. Average annual operating expenses noted above for the Tax-Aware Fund are based on the Tax-Aware Fund's expenses as of the fiscal year ended October 31, 2002, excluding organizational costs expensed during that fiscal year.

                                    EXAMPLES

     The examples are intended to help you compare the cost of investing in the Tax-Aware Fund with the estimated cost of investing in the Growth Fund after the Transaction. They assume (1) you invest $10,000 in either Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, (3) the Tax-Aware Fund's operating expenses ratio (including the management fee) is the "Net Operating Expenses" ratio shown above through October 31, 2004 and thereafter will be the "Total Annual Fund Operating Expenses" ratio shown above, and (4) the Growth Fund's pro forma operating expenses (including the management fee) will be the "Total Annual Fund Operating Expenses" ratio shown above and will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              Tax-Aware Fund
                                              --------------
                              1 Year       3 Years        5 Years     10 Years
                              ------       -------        -------     --------

         Class A                $685       $1,240          $1,938       $3,784
         Class B                 795        1,325           2,095        3,979*
         Class C                 491        1,115           1,976        4,198
         Class D                 395        1,025           1,895        4,140

                                                Growth Fund
                                                -----------
                                                (pro forma)
                              1 Year       3 Years        5 Years     10 Years
                              ------       -------        -------     --------

         Class A                $612         $900          $1,209       $2,086
         Class B                 720          979           1,364        2,310*
         Class C                 417          772           1,253        2,578
         Class D                 320          679           1,164        2,503

     If you did not sell your shares at the end of each period, your costs would be:

                                              Tax-Aware Fund
                                              --------------
                              1 Year       3 Years        5 Years     10 Years
                              ------       -------        -------     --------

         Class A                $685       $1,240          $1,938       $3,784
         Class B                 295        1,025           1,895        3,979*
         Class C                 392        1,115           1,976        4,198
         Class D                 295        1,025           1,895        4,140

                                                Growth Fund
                                                -----------
                                                (pro forma)
                              1 Year       3 Years        5 Years     10 Years
                              ------       -------        -------     --------

         Class A                $612         $900          $1,209       $2,086
         Class B                 220          679           1,164        2,310*
         Class C                 318          772           1,253        2,578
         Class D                 220          679           1,164        2,503

* Class B shares will automatically convert to Class A shares approximately eight years after purchase.

                   INVESTMENT ADVISOR AND ADVISORY AGREEMENTS

     Each Fund's Board of Directors provides broad supervision over the affairs of the respective Funds. J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, is the Manager of each Fund. The Manager manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

     Established in 1864, the Manager currently serves as manager to 23 U.S. registered investment companies, which offer more than 60 investment portfolios with approximately $11.4 billion in assets as of December 31, 2002. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2002, of approximately $7.5 billion. Mr. William C. Morris, Chairman of the Manager and Chairman of the Board of Directors of the Growth Fund and the Tax-Aware Fund, owns a majority of the outstanding voting securities of the Manager.

     The Growth Fund pays the Manager a fee for its management services. The fee rate declines as the Growth Fund's net assets increase. It is equal to an annual rate of 0.70% of the Growth Fund's average daily net assets on the first $1 billion of net assets, 0.65% of the Growth Fund's average daily net assets on the next $1 billion of net assets and 0.60% of the Growth Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2002, the management fee paid by the Growth Fund to the Manager was equal to an annual rate of 0.70% of the Growth Fund's average daily net assets.

     The Tax-Aware Fund also pays the Manager a fee for its services. From commencement of the Fund's operations through May 31, 2002, the fee was equal to an annual rate of 1.00% (the "Base Fee Rate") of the Tax-Aware Fund's average daily net assets. Since that date, the Tax-Aware Fund pays the Manager compensation at an annual rate equal to the Base Fee Rate, increased or decreased once each month by a performance adjustment equal to a maximum of 0.50%. This performance adjustment will be 10% of the difference between the after-tax investment performance of the Tax-Aware Fund's Class A shares at net asset value (including dividends and other distributions) and the investment record of the Russell 1000 Growth Index (including dividends and other cash distributions paid by companies in the Russell 1000 Growth Index), without any adjustment for taxes, each measured over the previous twelve calendar months of the Tax-Aware Fund's operation. The after-tax performance of the Tax-Aware Fund's Class A shares does not reflect the deduction of any sales charges that a shareholder pays upon the purchase of Class A shares. The adjustment will result in monthly compensation to the Manager computed at annual rates ranging from 0.50% to 1.50% of the Tax-Aware Fund's average daily net assets. For example, if the after-tax investment performance of the Tax-Aware Fund is 8% and the investment record of the Russell 1000 Growth Index is 6% for the twelve-month measurement period, the Base Fee Rate will be adjusted upward by 10% of the difference, or 0.20%, to 1.20%. Conversely, if the after-tax performance of the Tax-Aware Fund is 6% and the investment record of the Russell 1000 Growth Index is 8% for the period, the Base Fee Rate will be adjusted downward by 0.20% to 0.80%. This is the "Adjusted Fee Rate." Each day of a given month, the Tax-Aware Fund calculates the compensation to be paid to the Manager by multiplying the Adjusted Fee Rate by that day's net assets, and dividing the result by the number of days in the year. At the end of each month, the Adjusted Fee Rate will be re-calculated, as described above, and used for the next month. For the fiscal year ended October 31, 2002, the management fee paid by the Tax-Aware Fund to the Manager was equal to an annual rate of 0.92% of the Tax-Aware Fund's average daily net assets. For the months of November 2002, December 2002 and January 2003, the management fee rates were equal to annual rates of 0.68%, 0.50% and 0.53%, respectively.

                     INVESTMENT PERSONNEL OF THE GROWTH FUND

     The Growth Fund is managed by the Seligman Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined the Manager in May 1998 as a Managing Director. She is a Vice President of the Growth Fund and has been Portfolio Manager of the Growth Fund since joining the Manager. In addition, Ms. Schultheis is Vice President and Portfolio Manger of Seligman Capital Fund, Inc.; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Capital Portfolio and Seligman Large-Cap Growth Portfolio and Co-Portfolio Manager of its Seligman Global Growth Portfolio; and Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Growth Fund. Prior to joining the Manager, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998.

                   INTEREST OF THE MANAGER IN THE TRANSACTION

     The Manager may be deemed to have an interest in the Transaction because it provides investment advisory and other services to the Growth Fund and the Tax-Aware Fund. The Manager receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements between each Fund and the Manager are described in each Fund's Prospectus and Statement of Additional Information. Future growth of assets of each Fund, if any, can be expected to increase the total amount of fees payable to the Manager.

                            PERFORMANCE OF THE FUNDS

     The information below provides some indication of the risks of investing in each Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each class compares to one widely-used measure of growth company stock performance, and one measure of the performance of mutual funds with investment objectives similar to the Funds.

     The following performance information is designed to assist you in comparing the returns of the Funds with the returns of other mutual funds. How either Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how either Fund will perform in the future. Total returns will vary between each class of shares due to the different fees and expenses of each class.

     The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          Class A Annual Total Returns

                [bar chart and best & worst quarter data to come]

              Average Annual Total Returns - Periods Ended 12/31/02

                                             ONE YEAR     FIVE     TEN     SINCE
                                            ----------

                                                                     YEARS          YEARS          INCEPTION*
                                                                     -----          -----          ----------
   Growth Fund
       Class A
              Return before taxes                    (39.13)%         (6.21)%         3.14%              N/A
           Return after taxes on distributions       (39.13)          (8.04)          0.57               N/A
           Return after taxes on distributions
              and sale of Fund shares                (24.03)          (3.68)          2.71               N/A
       Class B                                       (39.78)          (6.23)          n/a              (0.65)%
       Class C                                       (37.92)           n/a            n/a             (15.78)
       Class D                                       (37.25)          (6.23)          n/a               3.25
   Tax-Aware Fund
       Class A
              Return before taxes                    (35.83)%          n/a            n/a             (28.55)%
           Return after taxes on distributions       (35.83)           n/a            n/a             (28.55)
           Return after taxes on distributions
              and sale of Fund shares                (22.00)           n/a            n/a             (22.29)
       Class B                                       (36.37)           n/a            n/a             (28.60)
       Class C                                       (34.31)           n/a            n/a             (27.25)
       Class D                                       (33.69)           n/a            n/a             (24.50)
   Russell 1000 Growth Index                         (20.42)           8.27          10.80
   Lipper Large Cap Growth Funds Average             (22.94)           8.60          10.51

* The inception dates of the classes of the Growth Fund that have been in operation less than ten years are as follows: Class B - April 22, 1996; Class C
- May 27, 1999; and Class D - May 3, 1993. The inception date for all classes of the Tax-Aware Fund was May 1, 2001.

The Lipper Large Cap Growth Funds Average and the Russell 1000 Growth Index are unmanaged benchmarks that assume the reinvestment of dividends and/or capital gains distributions. The Lipper Large Cap Growth Funds Average excludes the effect of sales charges and taxes that may be incurred in connection with purchases or sales. The Russell 1000 Growth Index excludes the effect of fees, sales charges and taxes. The Lipper Large Cap Growth Funds Average measures the performance of mutual funds with investment objectives similar to the Fund, and the Russell 1000 Growth Index measures the performance of growth company stocks.

                        INFORMATION ABOUT THE TRANSACTION

     THE AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION. The following summary is qualified in its entirety by reference to the form of Plan, which is attached as Appendix A. The Plan provides for the transfer of all of the assets of the Tax-Aware Fund to the Growth Fund in exchange for shares of the Growth Fund and the assumption by the Growth Fund of all of the Tax-Aware Fund's liabilities. The Tax-Aware Fund will distribute the shares of the Growth Fund received in the exchange to the shareholders of the Tax-Aware Fund and then the Tax-Aware Fund will be liquidated. The Closing is expected to be as soon as practicable following the Special Meeting.

     After the proposed Transaction, shareholders of the Tax-Aware Fund will own the same class of shares of the Growth Fund corresponding to their shares of the Tax-Aware Fund having an aggregate value equal to the aggregate value of the class of shares in the Tax-Aware Fund held by such shareholder as of the close of business on the day of the Closing. In the interest of economy and convenience, shares of the Growth Fund generally will not be represented by physical certificates.

     Until the close of business the day immediately prior to the Closing, shareholders of the Tax-Aware Fund will continue to be able to redeem their shares. Such redemptions will not be subject to a CDSC, if otherwise applicable. Redemption requests received after the Closing will be treated as requests received by the Growth Fund for the redemption of shares received by the shareholder in the proposed Transaction.

     The obligations of the Funds under the Plan are subject to various conditions, including approval of the shareholders of the Tax-Aware Fund. The Plan also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Plan.

     Approval of the Transaction requires the affirmative vote of the majority of the outstanding voting securities of the Tax-Aware Fund, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the Tax-Aware Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Tax-Aware Fund, without regard to class. Shareholders of the Tax-Aware Fund are entitled to one vote for each share. If the Transaction is not approved by shareholders of the Tax-Aware Fund, the Board of Directors will consider other possible courses of action available to it, including resubmitting the Transaction proposal, or a proposal to liquidate the Tax-Aware Fund, to shareholders.

     REASONS FOR THE TRANSACTION. The proposed Transaction will allow the Tax-Aware Fund shareholders to continue to participate in a portfolio that is professionally managed by the same investment advisor in a fund with a number of common investments and a lower expense ratio. As shareholders of the Growth Fund, these shareholders will still be able to exchange into other mutual funds in the Seligman Group that offer the same class of shares in which such shareholder will be invested after the proposed Transaction.

     After carefully considering the status of the Tax-Aware Fund and alternatives, the Board of Directors considered and approved the Transaction at a meeting held on January 16, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons," as defined in the 1940 Act, of the Tax-Aware Fund, determined that the proposed Transaction is in the best interests of the Tax-Aware Fund and its shareholders and that the interests of the shareholders of the Tax-Aware Fund will not be diluted as a result of the proposed Transaction. In presenting the Transaction to the Board of Directors, the Manager emphasized, and the Board of Directors focused on (i) the expense ratios and information regarding fees and expenses of the Tax-Aware Fund and the Growth Fund, including that, before waivers and reimbursements, average annual operating expenses of the Tax-Aware Fund are expected to be significantly lower (and net expenses were also expected to be lower), (ii) the Growth Fund's investment objective, restrictions, policies compared to those of the Tax-Aware Fund, (iii) the tax-free nature of the Transaction, for federal income tax purposes, to the shareholders of the Tax-Aware Fund, (iv) that the Manager would bear the entire cost of the Transaction, and (v) the Tax-Aware Fund's inability to attract investors and build an investment portfolio that can effectively pursue the Tax-Aware Fund's objective at a reasonable cost to shareholders. The Board of Directors recognized that there can be no assurance that any benefits (such as increased efficiencies) would be realized. The Board also recognized that there were differences between the Funds, most notably that the Growth Fund would not emphasize after-tax returns. The Board of Directors noted that the management fee paid by the Growth Fund is calculated in a different manner and that, to the extent the Tax-Aware Fund's management fee was reduced as a result of its performance, the difference between the Funds' expense ratios would be reduced.

     BOARD CONSIDERATIONS. The Board of Directors of the Tax-Aware Fund, in recommending the proposed Transaction, considered a number of factors, including the following:

     (1) the fact that the Manager will bear the direct expenses incurred by the Tax-Aware Fund and the Growth Fund in connection with the Transaction;

     (2) indirect costs relating to the Transaction, including expenses of portfolio rebalancing or liquidation of portfolio securities prior to the closing of the Transaction;

     (3) expense ratios and information regarding fees and expenses of the Tax-Aware Fund and fees and estimated expenses of the Growth Fund;

     (4) that the Growth Fund has the same shareholder services as those of the Tax-Aware Fund, and the quality and caliber of those services;

     (5) the advisory fee and expense cap arrangements of the Growth Fund as compared to the Tax-Aware Fund, and that the Growth Fund is not subject to any reimbursement agreements with the Manager;

     (6) that Rule 12b-1 fees are the same for each class of shares of the Tax-Aware Fund and the Growth Fund;

     (7) the Growth Fund's investment objective, restrictions, and policies compared to those of the Tax-Aware Fund;

     (8) the investment portfolio of the Growth Fund as compared to that of the Tax-Aware Fund;

     (9) the tax-free nature of the Transaction, for federal income tax purposes, to the shareholders of the Tax-Aware Fund;

     (10) realized and unrealized gains and losses for the Tax-Aware Fund and the Growth Fund, individually and combined as a result of the Transaction;

     (11) the terms and conditions of the Transaction and the fact that the Growth Fund will assume all of the liabilities of the Tax-Aware Fund;

     (12) the fact that the Growth Fund will indemnify the Tax-Aware Fund and its Directors against certain liabilities;

     (13) the investment resources of the Growth Fund and the distribution capabilities available to the Growth Fund;

     (14) whether it is in the best interests of the Tax-Aware Fund's shareholders to continue to operate the Tax-Aware Fund; and

     (15) alternatives to merging the Tax-Aware Fund and the ability of the Tax-Aware Fund shareholders to redeem their shares if they do not wish to become shareholders of the Growth Fund.

     During their consideration of the Transaction, the Directors of the Tax-Aware Fund met with counsel to the independent Directors (as such term is defined in the rules and regulations under the 1940 Act) regarding the legal issues involved, including their duties with respect to Rule 17a-8(a) under the 1940 Act.

     The Board of Directors of the Growth Fund has determined that it is advantageous to the Growth Fund to effect the Transaction. Accordingly, the Board of Directors of the Growth Fund, including the Directors who are not "interested persons," as defined in the 1940 Act, has unanimously determined that the Transaction is in the best interests of the Growth Fund and its shareholders and that the interests of the Growth Fund's shareholders would not be diluted as a result of the proposed Transaction. During their consideration of the Transaction, the Directors of the Growth Fund met with counsel to the independent Directors (as such term is defined in the rules and regulations under the 1940 Act) regarding the legal issues involved, including their duties with respect to Rule 17a-8(a) under the 1940 Act.

                               TAX CONSIDERATIONS

     If the proposed Transaction is consummated as contemplated by the Plan, it is the opinion of Sullivan & Cromwell LLP (based upon certain facts, qualifications, assumptions and representations) that, for federal income tax purposes: (i) the Transaction will qualify as a tax-free reorganization and the Funds will each be a "party to a reorganization" within the meaning of the Code;
(ii) no gain or loss will be recognized by Tax-Aware Fund shareholders on the conversion of shares of the Tax-Aware Fund into Growth Fund shares; (iii) the aggregate basis of the Growth Fund shares received by Tax-Aware Fund shareholders will be the same as the aggregate basis of Tax-Aware Fund shares converted into such Growth Fund shares; and (iv) the holding periods of the Growth Fund shares received by the Tax-Aware Fund shareholders will include the holding periods of the Tax-Aware Fund shares converted into such Growth Fund shares, provided that at the time of the reorganization Tax-Aware Fund shares are held by such shareholders as capital assets.

     Shareholders should consult their tax advisor regarding the state, local and foreign tax consequences of the proposed Transaction with respect to their individual circumstances.

                     DESCRIPTION OF SECURITIES TO BE ISSUED

     The Growth Fund is registered with the Securities and Exchange Commission as an open-end management investment company. The Growth Fund offers five different classes of shares, Class A, Class B, Class C, Class D and Class I. Class A, Class B, Class C and Class D shares are subject to a Rule 12b-1 fee which allows these classes to pay distribution and/or service fees for the sale and distribution of shares and for providing services to shareholders. Class A and Class C shares are subject to an initial sales charge. Class B, Class C and Class D are subject to a CDSC on redemptions. Class D shares are not available to all investors. Investors may purchase Class D shares only (1) if they already own Class D shares of a Seligman mutual fund, (2) if their financial advisor of record maintains an omnibus account at Seligman Data Corp. (each Fund's shareholder service agent), or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program. Class I shares are not subject to any initial sales charge or CDSC or distribution expenses; however, Class I shares are only offered to certain "qualified tuition programs" and certain employee benefit plans offered to employees of the Manager and its affiliates. The rights and privileges of Class A, Class B, Class C and Class D shares of the Growth Fund are the same as Class A, Class B, Class C and Class D shares, respectively, of the Tax-Aware Fund. Shares of the Tax-Aware Fund are no longer available for purchase as of January 24, 2003.

         Shares of the Growth Fund will be issued to the Tax-Aware Fund in accordance with the procedures detailed in the Plan and as described in the Growth Fund's Statement of Additional Information. The Growth Fund will not issue share certificates to its shareholders. Following the proposed Transaction, shareholders of the Tax-Aware Fund will become shareholders of the Growth Fund in the same class as they were prior to the Transaction. Holders of shares of the Growth Fund are entitled to one vote per full share and fractional votes for fractional shares held.

                                 CAPITALIZATION

         If the Transaction is approved, shares of the Tax-Aware Fund will be exchanged with shares of the Growth Fund. The following table shows, on an unaudited basis, the capitalization of the Tax-Aware Fund and the Growth Fund as of December 31, 2002, and of the Growth Fund on a Pro Forma basis as of December 31, 2002, giving effect to the proposed Transaction:

                                                    NET ASSET
                                                    VALUE PER        SHARES
                                     NET ASSETS       SHARE       OUTSTANDING

TAX-AWARE FUND
Class A                                 $874,620       $4.28          204,130
Class B                                1,361,867        4.24          321,185
Class C                                2,399,887        4.24          565,973
Class D                                  743,210        4.24          175,270

GROWTH FUND
Class A                             $381,189,781       $2.80      135,931,756
Class B                               30,641,959        2.32       13,196,959
Class C                               25,183,614        2.32       10,844,116
Class D                               17,647,045        2.32        7,592,712
Class I                                3,985,622        2.81        1,415,906


PRO FORMA - GROWTH FUND
Class A                             $382,064,401       $2.80      136,243,644
Class B                               32,003,826        2.32       13,783,491
Class C                               27,583,501        2.32       11,877,512
Class D                               18,390,255        2.32        7,912,481
Class I                                3,985,622        2.81        1,415,906

                           EXPENSES OF THE TRANSACTION

         The Manager will bear the entire cost of the proposed Transaction including, but not limited to, costs associated with preparation of the Growth Fund's registration statement, printing and distributing the Growth Fund's prospectus and the Tax-Aware Fund's proxy material, legal fees, and the expense of holding shareholders' meetings.

                  ADDITIONAL INFORMATION ABOUT THE GROWTH FUND

         PRICING OF GROWTH FUND SHARES. Growth Fund shares are priced in the same manner as Tax-Aware Fund shares. When you buy or sell shares, you do so at the class's net asset value (NAV) next calculated after the Growth Fund's distributor receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on The New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by the Growth Fund's distributor before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the class's NAV calculated as of the close of regular trading of the NYSE on that day. However, the Growth Fund's distributor may reject any request to purchase shares under certain circumstances. An authorized dealer or your financial advisor is responsible for forwarding your order to the Growth Fund's distributor before the close of business.

         If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by the Growth Fund's distributor after the close of business, the order will be executed at the class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the class's per share NAV, less any applicable CDSC.

         The NAV of the Growth Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares of the Growth Fund. Securities owned by the Growth Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Growth Fund's Board of Directors.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

         GENERAL. The Tax-Aware Fund and the Growth Fund are both open-end management investment companies registered under the 1940 Act. The Tax-Aware Fund is a Maryland corporation governed by its Articles of Incorporation, dated February 1, 2001, By-Laws and Board of Directors. The Growth Fund is a Maryland corporation governed by its Amended and Restated Articles of Incorporation, dated April 22, 1982, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Growth Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $1.00, divided into five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class I common stock. Shares of capital stock of the Tax-Aware Fund have a par value of $.001 and are divided into four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. In each Fund, shares represent interests in the assets of the relevant Fund and have substantially similar voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class. Also, each class of shares of the Growth Fund bears certain other class-specific expenses, including shareholder account services and registration expenses.

         Because the Funds are both organized as Maryland corporations under substantially similar Articles of Incorporation, and because each Fund has adopted similar By-Laws, the rights of shareholders of each Fund under state law and the governing documents would be expected to remain unchanged after the Transaction. Shareholders should refer to the corporate documents of each Fund for a complete description of their rights.

           THE BOARD OF DIRECTORS OF THE TAX-AWARE FUND, INCLUDING THE
       DIRECTORS WHO ARE NOT "INTERESTED PERSONS," AS DEFINED IN THE 1940
                ACT, RECOMMENDS THAT YOU VOTE FOR THE TRANSACTION

                               GENERAL INFORMATION

         SOLICITATION OF PROXIES. Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement/Prospectus with its
enclosures on or about [       ], 2003. Shareholders of the Tax-Aware Fund whose
shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. The Tax-Aware Fund has retained Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Tax-Aware Fund may receive a telephone call from a representative of Georgeson Shareholder Communications Inc. asking shareholders to vote. The anticipated cost of the
solicitation is expected to be approximately [      ]. The Manager will bear all
proxy solicitation costs.

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Tax-Aware Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Transaction and may vote in their discretion with respect to other matters not now known to the Board of Directors of the Tax-Aware Fund that may be presented at the Special Meeting.

         VOTING RIGHTS. Shareholders of the Tax-Aware Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

         Shareholders of the Tax-Aware Fund at the close of business on January 31, 2003 (the "Record Date") will be entitled to be present and give voting instructions for the Tax-Aware Fund at the Special Meeting with respect to their
shares owned as of that Record Date. As of the Record Date, there were [   ]
shares of the Tax-Aware Fund issued, outstanding and entitled to vote, including
[   ] Class A shares, [   ] Class B shares, [   ] Class C shares, and [   ]
Class D shares.

         If the accompanying proxy is executed properly and returned, shares will be voted in accordance with the instructions thereon, or if no instructions are given, the shares will be voted "FOR" the approval of the Transaction.

         The holders of one-third of the shares of all classes outstanding and entitled to vote shall constitute a quorum. In the event that a quorum is not represented at the Special Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of the Transaction are not received by
[      ], 2003, the persons named in the accompanying proxy may propose and vote for one or more adjournments of the Special Meeting, with no notice other than an announcement at the Special Meeting, and further solicitation will be made. Shares represented by proxies indicating a vote against the Transaction will be voted against an adjournment.

         If a shareholder abstains from voting on any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Transaction.

         [As of January 31, 2003, no current Director owns 1% or more of the outstanding shares of the Tax-Aware Fund or the Growth Fund, and the officers and Directors own, as a group, less than 1% of the shares of the Tax-Aware Fund or the Growth Fund.]

         Appendix B hereto lists the persons that, as of January 31, 2003, owned beneficially or of record 5% or more of the outstanding shares of any class of the Tax-Aware Fund or the Growth Fund.

         OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Tax-Aware Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

         SHAREHOLDER PROPOSALS. The Tax-Aware Fund is not required to hold regular annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Tax-Aware Fund's Board of Directors. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

         REPORTS TO SHAREHOLDERS. Shareholders may obtain, without charge, a copy of the most recent Annual Report for the Tax-Aware Fund or the Growth Fund and the most recent Mid-Year Report, if any, succeeding the Annual Report by calling (800) 221-2450.

         SERVICE PROVIDERS OF THE GROWTH FUND. The following service providers presently are engaged by the Growth Fund to serve in the capacities indicated below:

Distributor:                                 Seligman Advisors, Inc.
                                             100 Park Avenue
                                             New York, New York 10017

Shareholder Service Agent:                   Seligman Data Corp.
                                             100 Park Avenue
                                             New York, New York 10017

Custodian:                                   State Street Bank and Trust Company
                                             801 Pennsylvania Avenue
                                             Kansas City, Missouri 64105

Independent Auditors:                        [          ]

         FINANCIAL STATEMENTS AND EXPERTS. The audited Statements of Assets and Liabilities of the Tax-Aware Fund and the Growth Fund, including their respective schedules of portfolio investments, as of October 31, 2002 and December 31, 2002, respectively and the related statements of operations for the years then ended, the statement of changes in net assets for each of the two years in the periods then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the periods then ended, have been incorporated by reference into this Proxy Statement/Prospectus in reliance upon the reports
of [       ], independent accountants to the Tax-Aware Fund and the Growth Fund, given on the authority of such firm as experts in accounting and auditing.

         VALIDITY OF SHARES. The validity of the shares of the Growth Fund will be passed upon by counsel to the Growth Fund.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By order of the Board of Directors


                                             [manual signature]
                                             Frank J. Nasta
                                             Secretary

[          ], 2003

                                   APPENDIX A

            FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

         THIS AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION (the
"Agreement") is made as of this [ ] day of [      ], 2003, between and among
Seligman Growth Fund, Inc., a Maryland corporation (the "Growth Fund") with its principal place of business at 100 Park Avenue, New York, New York 10017, and Seligman Tax-Aware Fund, Inc., a Maryland corporation (the "Tax-Aware Fund") with its principal place of business at 100 Park Avenue, New York, New York 10017, and, solely for the purposes of Section 10.2 hereof, J. & W. Seligman & Co. Incorporated (the "Manager") with its principal place of business at 100 Park Avenue, New York, New York 10017.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 362, 368, and 381 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations promulgated thereunder. The reorganization will consist of the transfer of all of the assets of the Tax-Aware Fund to the Growth Fund in exchange solely for Class A, Class B, Class C or Class D, as the case may be, shares of stock ($1.00 par value per share) of the Growth Fund (the "Growth Fund Shares"), the assumption by the Growth Fund of all of the liabilities of the Tax-Aware Fund, and the distribution of the Growth Fund Shares to the shareholders of the Tax-Aware Fund in complete liquidation of the Tax-Aware Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, each of the Tax-Aware Fund and the Growth Fund are open-end, registered investment companies of the management type or a series thereof and the Tax-Aware Fund owns securities, which generally are assets of the character in which the Growth Fund is permitted to invest;

         WHEREAS, the Directors of the Growth Fund have determined that the exchange of all of the assets of the Tax-Aware Fund for Growth Fund Shares and the assumption of all of the liabilities of the Tax-Aware Fund by the Growth Fund is in the best interests of the Growth Fund and its shareholders and that the interests of the existing shareholders of the Growth Fund would not be diluted as a result of this transaction;

         WHEREAS, the Directors of the Tax-Aware Fund have determined that the exchange of all of the assets of the Tax-Aware Fund for Growth Fund Shares and the assumption of all of the liabilities of the Tax-Aware Fund by the Growth Fund is in the best interests of the Tax-Aware Fund and its shareholders and that the interests of the existing shareholders of the Tax-Aware Fund would not be diluted as a result of this transaction; and

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TAX-AWARE FUND TO THE GROWTH FUND IN EXCHANGE FOR THE GROWTH FUND SHARES, THE ASSUMPTION OF TAX-AWARE FUND LIABILITIES AND THE LIQUIDATION OF THE TAX-AWARE FUND

    1.1. Subject to the requisite approval of the Tax-Aware Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Tax-Aware Fund agrees to transfer all of the Tax-Aware Fund's assets, as set forth in paragraph 1.2, to the Growth Fund, and the Growth Fund agrees in exchange therefor: (i) to deliver to the Tax-Aware Fund the number of full and fractional Growth Fund Shares determined by dividing the value of the Tax-Aware Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Growth Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Tax-Aware Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2. (a) The assets of the Tax-Aware Fund to be acquired by the Growth Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Tax-Aware Fund and any deferred or prepaid expenses shown as an asset on the books of the Tax-Aware Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

         (b) The Tax-Aware Fund will provide the Growth Fund with a list of all of the Tax-Aware Fund's assets within a reasonable time prior to the Closing Date. The Tax-Aware Fund reserves the right to sell any of these securities but will not, without the prior approval of the Growth Fund, acquire any additional securities other than securities of the type in which the Growth Fund is permitted to invest. In the event that the Tax-Aware Fund holds any investments which the Growth Fund may not or does not desire to hold, in its discretion, the Tax-Aware Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Tax-Aware Fund and the Growth Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Growth Fund with respect to such investments, the Tax-Aware Fund, if requested by the Growth Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

    1.3. The Tax-Aware Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Growth Fund shall assume all of the liabilities of the Tax-Aware Fund contingent or otherwise and whether or not disclosed or determinable at the Closing Date, as of the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Tax-Aware Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Tax-Aware Fund will distribute to the Tax-Aware Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Tax-Aware Fund Shareholders"), on a pro rata basis within that class, the Growth Fund Shares received by the Tax-Aware Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Tax-Aware Fund's shares, by the transfer of the Growth Fund Shares then credited to the account of the Tax-Aware Fund on the books of the Growth Fund to open accounts on the share records of the Growth Fund in the names of the Tax-Aware Fund Shareholders. The aggregate net asset value of Growth Fund Shares to be so credited to Tax-Aware Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Tax-Aware Fund Shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Tax-Aware Fund will simultaneously be canceled on the books of the Tax-Aware Fund, although share certificates representing interests in shares of the Tax-Aware Fund will represent a number of Growth Fund Shares after the Closing Date, as determined in accordance with

Section 2.3. The Growth Fund shall not issue certificates representing the Growth Fund Shares in connection with such exchange.

    1.5. Ownership of Growth Fund Shares will be shown on the books of the Growth Fund's transfer agent. Shares of the Growth Fund will be issued in the manner described in the Growth Fund's then-current prospectus and statement of additional information.

    1.6. Any reporting responsibility of the Tax-Aware Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Tax-Aware Fund until it is terminated.

    1.7. Any transfer taxes payable upon issuance of the Growth Fund Shares in a name other than the registered holder of the Tax-Aware Fund Shares on the books of the Tax-Aware Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Growth Fund Shares are to be issued and transferred.

2.  VALUATION

    2.1. The value of the Tax-Aware Fund's assets to be acquired by the Growth Fund hereunder shall be the value of such assets computed as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus or statement of additional information with respect to the Tax-Aware Fund, and valuation procedures established by the Tax-Aware Fund's Board of Directors.

    2.2. The net asset value of a Growth Fund Share shall be the net asset value per share computed with respect to that particular class as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Growth Fund's then-current prospectus or statement of additional information with respect to the Growth Fund, and valuation procedures established by the Growth Fund's Board of Directors.

    2.3. The number of Growth Fund Shares to be issued (including fractional shares, if any) in exchange for shares of a particular class of the Tax-Aware Fund shall be determined by dividing the value of the net assets with respect to shares of that class of the Tax-Aware Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Growth Fund Share, determined in accordance with paragraph 2.2.

    2.4. All computations of value shall be made by the Tax-Aware Fund's designated record keeping agent and shall be subject to confirmation by the Growth Fund's record keeping agent and by each Fund's respective independent accountants.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing Date shall be April 24, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell LLP or at such other time and/or place as the parties may agree.

    3.2. The Tax-Aware Fund shall direct State Street Bank and Trust Company as custodian for the Tax-Aware Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Tax-Aware Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Growth Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Tax-Aware Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Tax-Aware Fund Custodian to the custodian for the Growth Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Tax-Aware Fund as of the Closing Date for the account of the Growth Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Tax-Aware Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Tax-Aware Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.3. The Tax-Aware Fund shall direct an authorized officer to deliver at the Closing a certificate stating that the Tax-Aware Fund's records contain the names and addresses of the Tax-Aware Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Growth Fund shall issue and deliver a confirmation evidencing the Growth Fund Shares to be credited on the Closing Date to the Secretary of the Tax-Aware Fund, or provide evidence satisfactory to the Tax-Aware Fund that such Growth Fund Shares have been credited to the Tax-Aware Fund's account on the books of the Growth Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

    3.4. In the event that on the Valuation Date (a) The New York Stock Exchange or another primary trading market for portfolio securities of the Growth Fund or the Tax-Aware Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Tax-Aware Fund or the Board of Directors of the Growth Fund, accurate appraisal of the value of the net assets of the Growth Fund or the Tax-Aware Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. Except as has been disclosed to the Growth Fund, the Tax-Aware Fund represents and warrants to the Growth Fund as follows:

         (a) The Tax-Aware Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Tax-Aware Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Tax-Aware Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) The current prospectus and statement of additional information of the Tax-Aware Fund and each prospectus and statement of additional information of the Tax-Aware Fund used during the three years previous to the date of this Agreement, as applicable, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) On the Closing Date, the Tax-Aware Fund will have good and marketable title to the Tax-Aware Fund's assets to be transferred to the Growth Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Growth Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Growth Fund;

        (f) The Tax-Aware Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Tax-Aware Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Tax-Aware Fund is a party or by which the Tax-Aware Fund is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Tax-Aware Fund is a party or by which the Tax-Aware Fund is bound;

        (g) The Tax-Aware Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Tax-Aware Fund prior to the Closing Date;

        (h) Except as otherwise disclosed in writing to and accepted by the Growth Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Tax-Aware Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Tax-Aware Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Tax-Aware Fund at
October 31, 2002 have been audited by [      ] independent accountants, and are
in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Growth Fund) present fairly, in all material respects, the financial condition of the Tax-Aware Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Tax-Aware Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (j) Since October 31, 2002 there has not been any material adverse change in the Tax-Aware Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Tax-Aware Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Growth Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Tax-Aware Fund due to declines in market values of securities in the Tax-Aware Fund's portfolio, the discharge of Tax-Aware Fund liabilities, or the redemption of Tax-Aware Fund Shares by shareholders of the Tax-Aware Fund shall not constitute a material adverse change;

        (k) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Tax-Aware Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Tax-Aware Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Tax-Aware Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

        (m) All issued and outstanding shares of the Tax-Aware Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Tax-Aware Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Tax-Aware Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Tax-Aware Fund, as provided in paragraph 3.3. The Tax-Aware Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Tax-Aware Fund, nor is there outstanding any security convertible into any of the Tax-Aware Fund shares;

        (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Tax-Aware Fund, and, subject to the approval of the shareholders of the Tax-Aware Fund, this Agreement will constitute a valid and binding obligation of the Tax-Aware Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (o) The information to be furnished by the Tax-Aware Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

        (p) The proxy statement of the Tax-Aware Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Tax-Aware Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Growth Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

   4.2. The Growth Fund represents and warrants to the Tax-Aware Fund as follows:

        (a) The Growth Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland with power to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Growth Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Growth Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The current prospectus and statement of additional information of the Growth Fund and each prospectus and statement of additional information of the Growth Fund used during the three years previous to the date of this Agreement, as applicable, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) On the Closing Date, the Growth Fund will have good and marketable title to the Growth Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Tax-Aware Fund has received notice and necessary documentation at or prior to the Closing;

        (f) The Growth Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Growth Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Growth Fund is a party or by which the Growth Fund is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Growth Fund is a party or by which the Growth Fund is bound;

        (g) Except as otherwise disclosed in writing to and accepted by the Tax-Aware Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Growth Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Growth Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (h) Since December 31, 2002 there has not been any material adverse change in the Growth Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Growth Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Tax-Aware Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Growth Fund due to declines in market values of securities in the Growth Fund's portfolio, the discharge of Growth Fund liabilities, or the redemption of Growth Fund Shares by shareholders of the Growth Fund shall not constitute a material adverse change;

        (i) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Growth Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Growth Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Growth Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

        (k) All issued and outstanding Growth Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Growth Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Growth Fund Shares, nor is there outstanding any security convertible into any Growth Fund Shares;

        (l) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Growth Fund, and this Agreement will constitute a valid and binding obligation of the Growth Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The Growth Fund Shares to be issued and delivered to the Tax-Aware Fund, for the account of the Tax-Aware Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Growth Fund Shares, and will be fully paid and non-assessable;

         (n) The information to be furnished by the Growth Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) That insofar as it relates to the Growth Fund, the Registration Statement relating to the Growth Fund Shares issuable hereunder will, on the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Tax-Aware Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.  COVENANTS OF THE GROWTH FUND AND THE TAX-AWARE FUND

    5.1. The Growth Fund and the Tax-Aware Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

    5.2. The Tax-Aware Fund will call a meeting of the shareholders of the Tax-Aware Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3. The Tax-Aware Fund covenants that the Growth Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

    5.4. The Tax-Aware Fund will assist the Growth Fund in obtaining such information as the Growth Fund reasonably requests concerning the beneficial ownership of the Tax-Aware Fund shares.

    5.5. Subject to the provisions of this Agreement, the Growth Fund and the Tax-Aware Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6. The Tax-Aware Fund will provide the Growth Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Growth Fund and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Tax-Aware Fund to consider approval of this Agreement and the transactions contemplated herein.

    5.7. As soon as is reasonably practicable after the Closing, the Tax-Aware Fund will make a liquidating distribution to its shareholders consisting of the Growth Fund Shares received at the Closing.

    5.8. The Growth Fund and the Tax-Aware Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.9. The Tax-Aware Fund covenants that it will, from time to time, as and when reasonably requested by the Growth Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Growth Fund may reasonably deem necessary or desirable in order to vest in and confirm the Growth Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.10. The Growth Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TAX-AWARE FUND

         The obligations of the Tax-Aware Fund to consummate the transactions provided for herein shall be subject, at the Tax-Aware Fund's election, to the performance by the Growth Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties by or on behalf of the Growth Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

    6.2. The Growth Fund shall have delivered to the Tax-Aware Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Tax-Aware Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Growth Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Tax-Aware Fund shall reasonably request;

    6.3. The Growth Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Growth Fund on or before the Closing Date; and

    6.4. The Tax-Aware Fund and the Growth Fund shall have agreed on the number of full and fractional Growth Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.1.

    6.5. The Tax-Aware Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to the Growth Fund, in a form satisfactory to the Secretary of the Tax-Aware Fund, covering the following points:

    6.6. That (a) the Growth Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Growth Fund and, assuming due authorization, execution and delivery of the Tax-Aware Fund, is a valid and binding obligation of the Growth Fund, enforceable against the Growth Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Growth Fund Shares to be issued to the Tax-Aware Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and nonassessable and no shareholder of the Growth Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Growth Fund's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Growth Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Growth Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Growth Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) the Prospectus, as of its date, and the Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of the date of the effectiveness of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Prospectus and the Registration Statement; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Growth Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Growth Fund's business; and (h) the Growth Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE GROWTH FUND

         The obligations of the Growth Fund to consummate the transactions provided for herein shall be subject, at the Growth Fund's election, to the performance by the Tax-Aware Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1. All representations and warranties by or on behalf of the Tax-Aware Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

    7.2. The Tax-Aware Fund shall have delivered to the Growth Fund a statement of the Tax-Aware Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Tax-Aware Fund;

    7.3. The Tax-Aware Fund shall have delivered to the Growth Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Growth Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Tax-Aware Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Growth Fund shall reasonably request;

    7.4. The Tax-Aware Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Tax-Aware Fund on or before the Closing Date;

    7.5. The Tax-Aware Fund and the Growth Fund shall have agreed on the number of full and fractional Growth Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.1;

    7.6. The Tax-Aware Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

    7.7. The Growth Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to the Tax-Aware Fund, in a form satisfactory to the Secretary of the Growth Fund, covering the following points:

         That (a) the Tax-Aware Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Tax-Aware Fund and, assuming due authorization, execution and delivery of the Growth Fund, is a valid and binding obligation of the Tax-Aware Fund, enforceable against the Tax-Aware Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Tax-Aware Fund's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Tax-Aware Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Tax-Aware Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Tax-Aware Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement, insofar as the information therein relates to the Tax-Aware Fund (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the

Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Tax-Aware Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Tax-Aware Fund's business; and (g) the Tax-Aware Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    7.8. The Tax-Aware Fund shall have delivered to the Growth Fund, pursuant to paragraph 4.1(i), copies of financial statements of the Tax-Aware Fund as of and for the fiscal year ended October 30, 2002.

    7.9. The Growth Fund shall have received from the Manager a letter addressed to the Growth Fund and dated as of the Closing Date in the form reviewed by its Board of Directors at their January 16, 2003 meeting providing for the indemnification of the Growth Fund in respect of certain types of undisclosed liabilities of the Tax-Aware Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE GROWTH FUND AND THE TAX-AWARE FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Tax-Aware Fund or the Growth Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Tax-Aware Fund in accordance with the provisions of the Tax-Aware Fund's Charter, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Growth Fund. Notwithstanding anything herein to the contrary, neither the Growth Fund nor the Tax-Aware Fund may waive the conditions set forth in this paragraph 8.1;

    8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Growth Fund or the Tax-Aware Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Growth Fund or the Tax-Aware Fund, provided that either party hereto may for itself waive any of such conditions;

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

    8.5. The parties shall have received an opinion of Sullivan & Cromwell LLP addressed to the Tax-Aware Fund and the Growth Fund substantially to the effect that (based upon certain facts, qualifications, assumptions, and representations), for federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and the Tax-Aware Fund and the Growth Fund will each be a "party to a reorganization" within the meaning of the Code; (ii) no gain or loss will be recognized by Tax-Aware Fund shareholders on the conversion of shares of the Tax-Aware Fund into Growth Fund Shares; (iii) the aggregate basis of the Growth Fund shares received by Tax-Aware Fund shareholders will be the same as the aggregate basis of Tax-Aware Fund shares converted into such Growth Fund shares; and (iv) the holding periods of the Growth Fund shares received by the Tax-Aware Fund shareholders will include the holding periods of the Tax-Aware Fund shares converted into such Growth Fund shares, provided that at the time of the reorganization Tax-Aware Fund shares are held by such shareholders as capital assets. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell LLP of representations it shall request of the Growth Fund and the Tax-Aware Fund. Notwithstanding anything herein to the contrary, neither the Growth Fund nor the Tax-Aware Fund may waive the condition set forth in this paragraph 8.5.

9.  INDEMNIFICATION

    9.1. The Growth Fund agrees to indemnify and hold harmless the Tax-Aware Fund and each of the Tax-Aware Fund's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Tax-Aware Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Growth Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Tax-Aware Fund agrees to indemnify and hold harmless the Growth Fund and each of the Growth Fund's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Growth Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Tax-Aware Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. BROKERAGE FEES AND EXPENSES

    10.1. The Growth Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    10.2. None of the expenses relating to the Agreement will be borne by the Growth Fund or the Tax-Aware Fund. The Manager agrees to bear the expenses relating to the transactions contemplated by the Agreement. These costs shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Growth Fund's prospectus and the Tax-Aware Fund's proxy materials, legal fees, and expenses of holding shareholders' meetings.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Growth Fund and the Tax-Aware Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2003, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    13.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Tax-Aware Fund and the Growth Fund; provided, however, that following the meeting of the shareholders of the Tax-Aware Fund called by the Tax-Aware Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Growth Fund Shares to be issued to the Tax-Aware Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    14.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Growth Fund or the Tax-Aware Fund, 100 Park Avenue, New York, New York 10017, attn:
[          ], in each case with a copy to Sullivan & Cromwell LLP, 125 Broad
Street, New York, New York 10004, attn: Donald R. Crawshaw.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except that the due authorization, execution and delivery of this Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

    15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Growth Fund or the Tax-Aware Fund personally, but shall bind only the property of the Growth Fund or the Tax-Aware Fund, as the case may be, as provided in each Fund's Charter. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Tax-Aware Fund or the Growth Fund, as the case may be.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                           SELIGMAN GROWTH FUND, INC.


                                           _____________________________________
                                           By:
                                           Title:


                                           SELIGMAN TAX-AWARE FUND, INC.


                                           _____________________________________
                                           By:
                                           Title:



                                           Solely with respect to Section 10.2:
                                           J. & W. SELIGMAN & CO. INCORPORATED


                                           _____________________________________
                                           By:
                                           Title:

                                   APPENDIX B

         As of January 31, 2003, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Tax-Aware Fund:

         Name and Address         Percentage Ownership         Type of Ownership
         ----------------         --------------------         -----------------

         [to come]







         As of January 31, 2003, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Growth
Fund:

         Name and Address         Percentage Ownership         Type of Ownership
         ----------------         --------------------         -----------------

         [to come]

                                     PART B
                           SELIGMAN GROWTH FUND, INC.

                                   Preliminary
                       Statement of Additional Information
                                   [    ], 2003

This Statement of Additional Information is available to the Shareholders of Seligman Tax-Aware Fund, Inc. (the "Tax-Aware Fund") in connection with a proposed transaction whereby all of its assets will be transferred to Seligman Growth Fund, Inc. (the "Growth Fund") in exchange for shares of the Growth Fund and the assumption by the Growth Fund of all of the Tax-Aware Fund's liabilities (the "Transaction").

This Statement of Additional Information of the Growth Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for the Growth Fund dated May 1, 2002, and a supplement thereto dated November 1, 2002.

2. The Annual Report of the Growth Fund for the fiscal year ended December 31, 2002.

3. The Annual Report of the Tax-Aware Fund for the fiscal year ended October 31, 2002.

This Statement of Additional Information is not a Prospectus. A Proxy
Statement/Prospectus dated [       ], 2003 relating to the Transaction may be
obtained, without charge, by writing to the Growth Fund or the Tax-Aware Fund at 100 Park Avenue, New York, New York 10017 or calling (800) 221-2450. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                              FINANCIAL STATEMENTS

         The Annual Report of the Growth Fund, for the fiscal year ended December 31, 2002, and the Annual Report of the Tax-Aware Fund for the fiscal year ended October 31, 2002, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Report without charge, please call (800) 221-2450. Pro forma financial information has not been included because the Tax-Aware Fund's net assets do not exceed ten percent of the Growth Fund's net assets.

                                     PART C

                                OTHER INFORMATION

Item 15. INDEMNIFICATION

         Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-Laws filed as
Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 73 to the Registration Statement on Form N1-A.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS

 EXHIBIT
 NUMBER                                     DESCRIPTION
----------  --------------------------------------------------------------------
   (1)       (a)   Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 80 filed on November 29, 2001.)*

             (b) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 77 filed on May 28, 1999.)*

             (c) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 73 filed on April 29, 1997.)*

   (2) Amended and Restated By-laws. (Incorporated by reference to Registrant's Post-Effective Amendment No. 73 filed on April 29, 1997.)*

   (3)             Not Applicable.

   (4) A copy of the form of Agreement and Plan of Acquisition and Liquidation is filed in Registrant's Form N-14 as Appendix A of the Proxy Statement/Prospectus.***

   (5)       (a)   Specimen Stock Certificate of Class B Capital Stock.
                   (Incorporated by reference to Form SE filed on April 16, 1996.)*

             (b) Specimen Stock Certificate of Class D Capital Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 69 filed on April 23, 1993.)*

    EXHIBIT
    NUMBER                                  DESCRIPTION
   ---------        ------------------------------------------------------------

      (6)                Amended Management Agreement between Registrant and J.
                         & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed on April 19, 1996.)*

      (7)           (a)  Addendum to Sales/Bank Agreement. (Incorporated by
                         reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)*

                    (b) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)*

                    (c) Form of Amended Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on April 29, 1997.)*

                    (d) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed on April 19, 1996.)*

                    (e) Form of Amendment to Fund Participation Agreement between Nationwide Life Insurance Company and Seligman Marketing, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 67 filed on April 30, 1991.)*

                    (f) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)*

                    (g) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)*

                    (h) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)*

      (8)           (a)  Matched Accumulation Plan of J. & W. Seligman & Co.
                         Incorporated. (Incorporated by reference to
                         Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)*

                    (b) Deferred Compensation Plan for Directors of Seligman Growth Fund, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on April 30, 1998.)*

    EXHIBIT
     NUMBER                                 DESCRIPTION
   ---------        ------------------------------------------------------------

      (9) Form of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on April 29, 1997.)*

      (10)          (a)  Amended Administration, Shareholder Services and
                         Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 77 filed on May 28, 1999.)*

                    (b) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)*

      (11) Opinion and Consent of Counsel to the Registrant as to the legality of the securities being registered.**

      (12) Opinion and Consent of Sullivan & Cromwell LLP regarding certain tax matters in connection with the Growth Fund.**

      (13)          (a)  Plan of Multiple Classes of Shares (five Classes)
                         pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Registrant's Post-Effective Amendment No. 80 filed on November 29, 2001.)*

                    (b) Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)*

      (14)               Consent of independent auditors.**

      (15)               Financial Statements - None.

      (16)               Powers of Attorney***

      (17)          (a)  Form of Proxy for Seligman Tax-Aware Fund, Inc.***

                    (b) Prospectus and Statement of Additional Information of the Seligman Growth Fund, Inc.**

                    (c) Prospectus and Statement of Additional Information of Seligman Tax-Aware Fund, Inc.**

                    (d)  Annual Report of Seligman Growth Fund, Inc.**

                    (e)  Annual Report of Seligman Tax-Aware Fund, Inc.**


____________________

*  Previously filed with the Securities and Exchange Commission.

** To be filed by amendment.

***  Filed herewith.

Item 17.  UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 23rd day of January, 2003.

                                             SELIGMAN GROWTH FUND, INC.


                                             By:   /s/ Brian T. Zino
                                                   -----------------------------
                                                   Brian T. Zino
                                                   President

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 23, 2003.

SIGNATURE                                                          TITLE
---------------------------------------------    ----------------------------------------
/s/ Brian T. Zino                                 President, Director and Chief Executive
-------------------------------------------             Officer (Principal executive
Brian T. Zino                                                   officer)

/s/ Lawrence P. Vogel                             Treasurer (Principal financial and
-------------------------------------------               accounting officer)
Lawrence P. Vogel

/s/ William C. Morris                             Chairman of the Board and Director
-------------------------------------------
William C. Morris

John R. Galvin, Director                  )
Paul C. Guidone, Director                 )
Alice S. Ilchman, Director                )
Frank A. McPherson, Director              )
John E. Merow, Director                   )      /s/ Brian T. Zino
Betsy S. Michel, Director                 )      -----------------
Leroy C. Richie, Director                 )        Brian T. Zino, Attorney-in-Fact
James Q. Riordan, Director                )
Robert L. Shafer, Director                )
James N. Whitson, Director                )

                                  EXHIBIT INDEX

    EXHIBIT
     NUMBER                                   DESCRIPTION
   ---------             -------------------------------------------------------
      (16)                    Powers of Attorney

    (17)(a)                   Form of Proxy for Seligman Tax-Aware Fund, Inc.